UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT NO. 1 TO

CONSENT STATEMENT

OF

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

On April 12, 2013, the Proposing Shareholders delivered to the Company formal shareholder demands for the Board to fix a Consent Record Date. Such demands were signed by the Corvex Fund, Mr. David R. Johnson, an individual shareholder of the Company, and Cede & Co., the nominee for The Depository Trust Company, a holder of record of Shares. The Proposing Shareholders believe that the Board has a period of up to 20 days to fix a record date. However, if the Board fails to fix the Consent Record Date by the close of business on April 22, 2013, then it is the Proposing Shareholders’ view that the Consent Record Date will be the close of business on April 22, 2013. The Proposing Shareholders believe that any longer delay for the Board to take action, as purportedly allowed under certain amendments to the Bylaws announced by the Company on March 1, 2013, is invalid as a matter of law.

David R. Johnson Participant Information

David R. Johnson is a participant in the solicitation. Mr. Johnson is engaged in the business of commercial and residential real estate sales and leasing. His primary business address is 206 Island View Lane, Seneca, South Carolina 29672.

On April 11, 2013, Corvex and Related Management entered into a letter agreement (the “Support Agreement”) with David R. Johnson. Pursuant to the Support Agreement, among other things, Mr. Johnson has agreed (i) to cooperate with Corvex and Related Management with respect to their efforts to remove the entire Board, (ii) to vote all of his Shares in favor of the Removal Proposal in connection with this Consent Solicitation, and (iii) to certain transfer restrictions on his Shares. Corvex and Related Management have agreed to indemnify Mr. Johnson for certain losses and claims related to Mr. Johnson’s cooperation with Corvex and Related Management and to reimburse Mr. Johnson for his expenses in connection therewith.

Except as set forth in the Consent Statement (including the Annexes thereto and any Supplement), (i) during the past ten years, Mr. Johnson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) Mr. Johnson does not directly or indirectly beneficially own any securities of the Company; (iii) Mr. Johnson does not own any securities of the Company which are owned of record but not beneficially; (iv) Mr. Johnson has not purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by Mr. Johnson is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) Mr. Johnson is not, or within the past year was not, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of Mr. Johnson owns beneficially, directly or indirectly, any securities of the Company; (viii) Mr. Johnson does not own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) neither Mr. Johnson nor any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) neither Mr. Johnson nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) neither Mr. Johnson nor any of his associates has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in the Consent Statement.

Except as set forth in the Consent Statement (including the Annexes thereto and any Supplement), there are no material proceedings to which Mr. Johnson or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to Mr. Johnson, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past ten years.

Mr. Johnson beneficially owns 9,645.8571 Shares (representing less than 1% of the Company’s outstanding Shares), which number includes 680.66 Shares which would be received upon the conversion of Mr. Johnson’s 1,415.7559 shares of the Company’s 6 1/2% Series D Cumulative Convertible Preferred Shares (calculated based upon a conversion rate of 0.480775 common shares per series D preferred share). By virtue of the Support Agreement, Mr. Johnson may be deemed to share with Corvex and Related Management voting power and dispositive power with respect to the 9,645.8571 Shares held by him. Set forth below is information with respect to each purchase and sale of securities of the Company effectuated by Mr. Johnson, or any affiliate of Mr. Johnson, during the past two years. Unless otherwise indicated, all transactions were effectuated in the open market by Mr. Johnson through various retirement, pension and similar accounts controlled by him.

Common Shares

Trade Date	Number Purchased (Sold)	Price Per Share
5/25/2011	2.1171	24.39
5/25/2011	7.1060	25.06
5/25/2011	6.0964	25.30
5/25/2011	5.6849	24.39
5/25/2011	6.4786	25.06
5/25/2011	97.3528	25.30
8/26/2011	2.8628	18.29
8/26/2011	9.6082	18.96
8/26/2011	8.2434	19.08
8/26/2011	7.6868	18.29
8/26/2011	8.7602	18.96
8/26/2011	131.6361	19.08
10/17/2011	810.0000	18.46
10/24/2011	(780.0000)	19.20
11/7/2011	826.0000	17.87
11/23/2011	3.5291	15.21
11/23/2011	11.8454	15.88
11/23/2011	10.1623	15.88
11/23/2011	9.4760	15.21

Trade Date	Number Purchased (Sold)	Price Per Share
11/23/2011	10.7995	15.88
11/23/2011	187.7810	15.88
2/14/2012	(2,000.0000)	20.62
2/15/2012	(1,000.0000)	20.71
2/22/2012	2.7852	20.29
2/22/2012	9.3476	20.76
2/22/2012	8.0195	20.76
2/22/2012	7.4781	20.28
2/22/2012	8.5224	20.76
2/22/2012	149.2944	20.76
2/23/2012	150.0000	19.01
2/24/2012	1,350.0000	19.01
2/27/2012	500.0000	18.69
3/6/2012	1,302.0000	18.47
5/25/2012	3.2527	17.92
5/25/2012	10.9156	18.20
5/25/2012	9.3657	18.20
5/25/2012	8.7334	17.91
5/25/2012	9.953	18.20
5/25/2012	182.6511	18.20
8/27/2012	4.0418	14.96
8/27/2012	13.5642	15.05
8/27/2012	11.6370	15.05
8/27/2012	10.8518	14.96
8/27/2012	12.3671	15.05
8/27/2012	226.9499	15.05
11/23/2012	2.1584	14.56
11/23/2012	7.2438	14.56
11/23/2012	6.2150	14.56
11/23/2012	5.7954	14.56
11/23/2012	6.6044	14.56
11/23/2012	121.2007	14.56
2/22/2013	1.8037	17.72
2/22/2013	6.0533	17.72
2/22/2013	5.1934	17.72
2/22/2013	4.8431	17.72
2/22/2013	5.519	17.72
2/22/2013	101.2825	17.72

Series D Preferred Shares

Trade Date	Number Purchased (Sold)	Price Per Share
5/17/2011	2.4334	21.92
5/17/2011	0.4672	21.92
5/17/2011	7.8504	21.92
5/17/2011	4.6355	21.92
5/17/2011	7.2997	21.92
8/16/2011	0.4780	21.82
8/16/2011	2.4899	21.82
8/16/2011	8.0325	21.82

Trade Date	Number Purchased (Sold)	Price Per Share
8/16/2011	4.7429	21.82
8/16/2011	7.4693	21.82
11/16/2011	8.7442	20.42
11/16/2011	0.5202	20.42
11/16/2011	2.7105	20.42
11/16/2011	5.1633	20.42
11/16/2011	8.131	20.42
2/16/2012	0.5030	21.53
2/16/2012	2.6212	21.53
2/16/2012	8.4565	21.53
2/16/2012	4.9934	21.53
2/16/2012	7.8365	21.53
5/16/2012	0.5175	21.33
5/16/2012	2.6955	21.33
5/16/2012	8.6969	21.33
5/16/2012	5.1356	21.33
5/16/2012	8.087	21.33
8/16/2012	0.4863	23.13
8/16/2012	2.5333	23.13
8/16/2012	8.1731	23.13
8/16/2012	4.8258	23.13
8/16/2012	7.599	23.13
11/16/2012	0.4870	23.49
11/16/2012	2.5384	23.49
11/16/2012	8.1895	23.49
11/16/2012	4.8355	23.49
11/16/2012	7.6153	23.49
2/19/2013	0.4900	23.75
2/19/2013	2.5537	23.75
2/19/2013	8.2386	23.75
2/19/2013	4.8649	23.75
2/19/2013	7.661	23.75

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